EXHIBIT 10.73.3
                                                                 ---------------


                       THIRD AMENDMENT TO MASTER AGREEMENT
                          AND OTHER OPERATIVE DOCUMENTS
                          -----------------------------


     THIS THIRD AMENDMENT TO MASTER AGREEMENT AND OTHER OPERATIVE DOCUMENTS is made as of the ___ day of November, 2001 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 3.6 of the Master Agreement (as hereinafter defined), shall become a party hereto as a lessee (individually, together with the Company in its capacity as a lessee, a "Lessee" and, collectively the "Lessees"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"); certain financial institutions parties hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"); FLEET NATIONAL BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); and SUNTRUST BANK, NASHVILLE, N.A., a national banking association, as documentation agent (in such capacity, the "Document Agent").



                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company, the Lessees, the Subsidiary Guarantors, the Lessor, the Lenders, the Syndication Agent and the Documentation Agent entered into a Master Agreement dated as of August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000 and a second amendment thereto dated in or about August, 2001 (collectively, the "Master Agreement"); and

     WHEREAS, the Company has requested the Lessor, the Lenders, the Syndication Agent and the Documentation Agent to make certain amendments to the Master Agreement as more fully described herein, and the Lessor, the Lenders, the Syndication Agent and the Documentation Agent have agreed to do so, subject to and in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Appendix A to the Master Agreement shall have the same meanings when used herein.

     2.   Amendments to Master Agreement.

          (a) The following definition appearing in Appendix A to the Master Agreement is hereby amended to read in its entirety as follows:

          "Applicable Margin" shall mean:

               (i) with reference to Advances that are Base Rate Advances or LIBOR Advances, an amount in excess of the Base Rate or the LIBOR Rate, as the case may be, determined from time to time in accordance with the table set forth below. The Applicable Margin shall change on the fifth Business Day following receipt by the Syndication Agent of a Compliance Certificate of the Company demonstrating that the ratio of the consolidated Total Funded Debt of the Company and its Subsidiaries to Adjusted EBITDA as at the last day of the immediately preceding fiscal quarter of the Company shall be at a different level in the table below, whereupon the Applicable Margin shall be reduced or increased to the applicable percentage set forth in such table. Notwithstanding the foregoing, the Applicable Margin shall not be reduced at any time during which an Event of Default shall have occurred and be continuing:

                                       Applicable Margin       Applicable Margin
                  Ratio of Total        for Revolving            for Revolving
                  Funded Debt to       Credit Loans that       Credit Loans that
        Level     Adjusted EBITDA     are Base Rate Loans       are LIBOR Loans
        -----     ---------------     -------------------      -----------------
         I         < 3.5:1 and                2.00%                   3.50%
                   -
                   > 3.00:1
                   -

         II        < 3.00:1 and               1.75%                   3.25%
                   > 2.50:1
                   -

        III        < 2.50:1 and               1.50%                   3.00%
                   > 2.00:1
                   -

         IV        < 2.00:1                   1.25%                   2.75%



          (b) Section 5.1(j) of the Master Agreement is hereby amended to read in its entirety as follows:

               (j)  Total Funded Debt to Adjusted EBITDA Ratio.

               The Company will not permit the ratio of (i) the consolidated Total Funded Debt of the Company and its Subsidiaries as of the last day of any fiscal quarter of the Company ending during any test period set forth in the table below, to (ii) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on the same day, to be greater than the ratio set forth opposite such test period below:

               Four Fiscal
               Quarters Ending                                     Ratio
               ---------------                                     ------
               September 30, 2001                                  3.50:1
               December 31, 2001                                   2.50:1
               and thereafter


          (c) Section 5.1(l) of the Master Agreement is hereby amended to read in its entirety as follows:

               (l) Consolidated Net Worth.

               The Company will not permit its Consolidated Net Worth to be less than $45,000,000, plus the sum of the following through the date of determination: (i) 90% of the Company's cumulative, positive (any loss shall be treated as zero) Consolidated Net Income earned from October 1, 2001 through such date of determination plus, (ii) 100% of the net proceeds of Equity Issuances from October 1, 2000 through such date of determination minus (iii) the aggregate amount of Permitted Stock Repurchases made from October 1, 2001 through such date of determination.

          (d) Section 5.1(n) of the Master Agreement is hereby amended to read in its entirety as follows:

               (n) Minimum Fixed Charge Coverage Ratio.

               The Company will not permit the Fixed Charge Coverage Ratio to be less than (i) 1.25 to 1.00 as of September 30, 2001, and (ii) 1.50 to 1.00 at any time thereafter. The parties hereto acknowledge that, due to the need to position certain documents to be recorded prior to the Initial Closing Date, the definition of Fixed Charge Coverage Ratio set forth in Appendix A to such recorded documents is different than the definition thereof set forth in Appendix A to this Master Agreement; to the extent of any such inconsistency, the definitions set forth in Appendix A to this Master Agreement shall control.

          (e) Schedule 8.2 of the Master Agreement is hereby deleted and replaced with Schedule 8.2 attached to this Agreement.


     3. Amendments to Other Operative Documents. Appendix A to each of the Lease, the Loan Agreement, and the Construction Agency Agreement are hereby amended to incorporate therein the changes to Appendix A to the Master Agreement effected by paragraph 2(a) of this Agreement.

     4. Guaranty Reaffirmation. The Company hereby reaffirms all of the terms and conditions of the Guaranty Agreement and acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations thereunder.

     5.   Representations and Warranties.

          (a) In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Master Agreement as provided herein, each Obligor, as to itself, hereby represents and warrants to the other parties hereto as follows:

               (i) All of the representations and warranties of the Obligors set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

               (ii) After giving effect to this Agreement, no Potential Event of Default or Event of Default presently exists and is continuing on and as of the date hereof.

               (iii) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

               (iv) Each Obligor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligor to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such party and is the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

               (v) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which such party or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

               (vi) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

          (b) The Lessor hereby represents and warrants to the other parties hereto as follows:

               (i) All of the representations and warranties of the Lessor set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

               (ii) Since the date of the Lessor's most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

               (iii) The Lessor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and any other Amendment Document; each Amendment Document to which the Lessor is a party has been duly executed and delivered by the Lessor and is the legal, valid and binding obligation of the Lessor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

               (iv) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Lessor, (ii) conflict with, result in a breach of, or constitute a default under (A) the formation documents of the Lessor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which the Lessor is a party or by which the Lessor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Lessor.

               (v) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Lessor of the Amendment Documents or the transactions contemplated thereby.

     6. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement and the other Amendment Documents and the transactions referenced herein. In the event the Company shall fail to pay any such invoice within 10 days, the Company irrevocably authorizes the Syndication Agent to charge the Company's account(s) with the Syndication in the amount of such out-of-pocket costs.

     7. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Master Agreement and the other Operative Documents are hereby reaffirmed in their entirety shall continue in full force and effect.

     8. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

                                          CORRECTIONAL SERVICES CORPORATION,
                                          a Delaware corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL, INC.
                                          a Maryland corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          FF&E, INC., a New Jersey corporation


                                          By:_________________________________
                                          Name:
                                          Title:










                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF NORTHERN IOWA, INC., an
                                          Iowa corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          HOLDINGS, INC., a Delaware corporation


                                          By:_________________________________
                                          Name:
                                          Title:





































                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          REAL PROPERTY PARTNERSHIP, LLP, a
                                          Maryland limited liability partnership


                                          By:_________________________________
                                          Name:
                                          Title: of Both Partners





                                          YOUTH SERVICES INTERNATIONAL
                                          OF ILLINOIS, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:



































                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF MINNESOTA, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF SOUTH DAKOTA, INC., a South Dakota
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF TEXAS, INC., a Texas corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YSI OF CENTRAL IOWA, INC.,
                                          an Iowa corporation


                                          By:_________________________________
                                          Name:
                                          Title:









                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF IOWA, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:





                                          YOUTH SERVICES INTERNATIONAL
                                          OF MICHIGAN, INC., a Michigan
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:





                                          YOUTH SERVICES INTERNATIONAL
                                          OF MISSOURI, INC., a Missouri
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:























                       (Signatures continued on next page)

                                          CSC MANAGEMENT DE PUERTO RICO, INC.,
                                          a Puerto Rico corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          FLEET NATIONAL BANK,
                                          as the Syndication Agent and a Lender


                                          By:_________________________________
                                          Name:
                                          Title:




                                          ATLANTIC FINANCIAL GROUP, LTD.,
                                          as Lessor

                                          By: Atlantic Financial Managers, Inc.,
                                              its General Partner


                                               By:___________________________
                                                  Name:
                                                  Title:























                       (Signatures continued on next page)

                                          SUNTRUST BANK, NASHVILLE, N.A., as
                                          the Documentation Agent and a Lender


                                          By:_________________________________
                                          Name:
                                          Title:

                                  SCHEDULE 8.2

                              ADDRESSES FOR NOTICES



Company:                               Correctional Services Corporation
                                       1819 Main Street, Suite 1000
                                       Sarasota, Florida 34236
                                       Attn:  Skip Wagner

                                       with a copy to:

                                       Foley & Lardner
                                       100 North Tampa Street, Suite 2700
                                       Tampa, Florida 33602-5804
                                       Attn: Mark J. Wolfson, Esq.


Lessor:                                Atlantic Financial Group, Ltd
                                       c/o Grogan & Brawner
                                       2311 Cedar Springs Road, Suite 150
                                       Dallas, Texas 75201
                                       Attn: Mr. Stephen Brookshire


Lender and Documentation Agent:        SunTrust Bank, Nashville, N.A.
                                       201 Fourth Avenue North, 3rd Floor
                                       Nashville, Tennessee 37219
                                       Attention:  William H. Crawford, III

                                       with a copy to:

                                       SunTrust Equitable Securities Corporation
                                       303 Peachtree Street, 24th Floor
                                       Mail Code 3943
                                       Atlanta, Georgia 30308
                                       Attn: Mr. R. Todd Shutley


Lender and Syndication Agent:          Fleet National Bank
                                       750 Walnut Avenue
                                       Cranford, New Jersey 07016
                                       Attention:  Craig Heal